Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2020

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

The quarterly financial supplement reflects the reclassification of the results of Prudential Life Insurance Company of Taiwan Inc. (“POT”) from International Businesses to Divested and Run-off Businesses in Corporate and Other for all periods presented due to its anticipated sale. POT’s results are excluded from adjusted operating income as a result of the operation being held for sale.

iii

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	232	288	164	324	370	710	858	21%
U.S. Businesses:
U.S. Workplace Solutions division	392	342	289	286	394	1,244	969	-22%
U.S. Individual Solutions division	518	508	353	185	509	1,422	1,047	-26%
Assurance IQ division	—	(9)	(23)	(16)	(30)	—	(69)	—%
Total U.S. Businesses	910	841	619	455	873	2,666	1,947	-27%
International Businesses	721	748	696	691	775	2,364	2,162	-9%
Corporate and Other	(281)	(738)	(342)	(541)	(455)	(1,028)	(1,338)	-30%
Total adjusted operating income before income taxes	1,582	1,139	1,137	929	1,563	4,712	3,629	-23%
Income taxes, applicable to adjusted operating income	308	224	240	189	272	971	701	-28%
After-tax adjusted operating income	1,274	915	897	740	1,291	3,741	2,928	-22%
Income (loss) attributable to Prudential Financial, Inc.	1,418	1,128	(271)	(2,409)	1,487	3,058	(1,193)	-139%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	12.8%	9.0%	8.9%	7.8%	13.9%	12.5%	10.1%
Return on Average Equity (based on net income (loss))	8.9%	7.0%	-1.8%	-15.3%	9.0%	7.1%	-2.5%
Distributions to Shareholders
Dividends paid	412	406	445	441	441	1,238	1,327	7%
Share repurchases	1,000	500	500	—	—	2,000	500	-75%
Total capital returned	1,412	906	945	441	441	3,238	1,827	-44%
Per Share Data
Net income (loss) (diluted)	3.44	2.76	(0.70)	(6.12)	3.70	7.35	(3.06)	-142%
Adjusted Operating Income (diluted)	3.09	2.24	2.22	1.85	3.21	8.98	7.27	-19%
Shareholder dividends	1.00	1.00	1.10	1.10	1.10	3.00	3.30	10%
Book value	163.19	155.88	152.45	165.53	165.75
Book value excluding AOCI and FX (2)	99.67	101.04	99.71	92.07	94.36
Shares Outstanding
Weighted average number of common shares (basic)	404.1	400.7	397.0	394.6	395.3	406.2	395.6	-3%
Weighted average number of common shares (diluted)	408.5	403.7	399.6	396.1	397.1	413.2	397.6	-4%
End of period common shares (basic)	398.3	398.8	393.8	394.6	395.4
End of period common shares (diluted)	403.2	404.9	396.5	398.1	399.5

__________

(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.09	2.24	2.22	1.85	3.21	8.98	7.27
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1)	0.59	0.18	(1.26)	(6.94)	0.39	(2.50)	(7.79)
Market experience updates	(0.77)	0.16	(2.35)	0.14	(0.34)	(1.25)	(2.56)
Divested and Run-off Businesses:
Closed Block division	0.11	0.08	—	(0.06)	0.02	0.01	(0.04)
Other Divested and Run-off Businesses	0.51	0.28	(0.17)	(1.32)	(0.33)	1.55	(1.82)
Difference in earnings allocated to participating unvested share-based payment awards	—	—	0.02	0.01	(0.01)	0.02	0.05
Other adjustments (2)	—	(0.12)	0.11	0.08	(0.03)	—	0.16
Total reconciling items, before income taxes	0.44	0.58	(3.65)	(8.09)	(0.30)	(2.17)	(12.00)
Income taxes, not applicable to adjusted operating income	0.09	0.06	(0.73)	(0.12)	(0.79)	(0.54)	(1.67)
Total reconciling items, after income taxes	0.35	0.52	(2.92)	(7.97)	0.49	(1.63)	(10.33)
Net income (loss) attributable to Prudential Financial, Inc.	3.44	2.76	(0.70)	(6.12)	3.70	7.35	(3.06)
Weighted average number of outstanding common shares (basic)	404.1	400.7	397.0	394.6	395.3	406.2	395.6
Weighted average number of outstanding common shares (diluted)	408.5	403.7	399.6	396.1	397.1	413.2	397.6
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,418	1,128	(271)	(2,409)	1,487	3,058	(1,193)
Earnings related to interest, net of tax, on exchangeable surplus notes	1	—	—	—	—	12	—
Less: Earnings allocated to participating unvested share-based payment awards	15	12	5	6	18	33	16
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,404	1,116	(276)	(2,415)	1,469	3,037	(1,209)
After-tax adjusted operating income	1,274	915	897	740	1,291	3,741	2,928
Earnings related to interest, net of tax, on exchangeable surplus notes	1	—	—	—	—	12	—
Less: Earnings allocated to participating unvested share-based payment awards	14	11	11	9	16	42	36
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,261	904	886	731	1,275	3,711	2,892

___________

(1) The amount for third quarter of 2019 have been reclassified to conform to current period presentation.
(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Capitalization Data (1):
Senior Debt:
Short-term Debt	1,490	1,933	2,539	1,130	1,113
Long-term Debt	11,577	11,071	12,571	12,582	12,558
Junior Subordinated Long-term Debt	7,574	7,575	7,578	7,580	7,611
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	65,798	63,115	60,447	65,897	66,217
Excluding accumulated other comprehensive income (2)	38,240	39,076	37,847	35,060	36,216
Amount included above for remeasurement of foreign currency (3)	(1,946)	(1,835)	(1,687)	(1,593)	(1,482)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	40,186	40,911	39,534	36,653	37,698
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	163.19	155.88	152.45	165.53	165.75
Excluding accumulated other comprehensive income (2)	94.84	96.51	95.45	88.07	90.65
Amount included above for remeasurement of foreign currency (3)	(4.83)	(4.53)	(4.26)	(4.00)	(3.71)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	99.67	101.04	99.71	92.07	94.36
End of period number of common shares (diluted)	403.2	404.9	396.5	398.1	399.5
Common Stock Price Range (based on closing price):
High	103.27	95.27	97.10	74.73	70.74	105.71	97.10
Low	78.29	84.95	39.22	46.09	58.03	78.29	39.22
Close	89.95	93.74	52.14	60.90	63.52	89.95	63.52
Common Stock market capitalization (1)	35,827	37,384	20,533	24,031	25,116

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

OPERATIONS HIGHLIGHTS

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Assets Under Management and Administration ($ billions) (1)(2):
PGIM:
Institutional customers	539.8	552.8	524.8	571.2	591.0
Retail customers (3)	291.3	305.6	282.4	320.2	343.0
General account	474.7	472.6	488.5	503.1	509.1
Total PGIM	1,305.8	1,331.0	1,295.7	1,394.5	1,443.1
U.S. Businesses:
U.S. Workplace Solutions division	90.7	91.6	87.7	93.0	97.1
U.S. Individual Solutions division (3)	110.5	115.5	84.8	105.4	95.2
Total U.S. Businesses	201.2	207.1	172.5	198.4	192.3
International Businesses	11.8	12.8	13.2	12.4	12.7
Total assets under management	1,518.8	1,550.9	1,481.4	1,605.3	1,648.1
Client assets under administration	273.5	291.6	262.1	285.8	306.1
Total assets under management and administration	1,792.3	1,842.5	1,743.5	1,891.1	1,954.2
Assets managed or administered for customers outside of the United States	410.5	420.3	405.4	410.7	424.2
Distribution Representatives (1):
Prudential Advisors	3,161	3,048	3,040	3,075	3,074
International Life Planners	6,127	6,189	6,282	6,257	6,312
Gibraltar Life Consultants	7,633	7,403	7,205	7,150	7,276
Prudential Advisor productivity ($ thousands)	65	84	61	54	61	60	59
__________

(1) As of end of period.
(2) At fair market value.
(3) The amounts for third and fourth quarters of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	5,960	10,162	6,748	6,734	6,631	19,910	20,113	1%
Policy charges and fee income	1,520	1,542	1,477	1,509	1,461	4,500	4,447	-1%
Net investment income	3,571	3,674	3,407	3,419	3,625	10,514	10,451	-1%
Asset management fees, commissions and other income	1,322	1,503	1,176	1,267	1,619	4,068	4,062	—%
Total revenues	12,373	16,881	12,808	12,929	13,336	38,992	39,073	—%
Benefits and Expenses (1):
Insurance and annuity benefits	6,386	10,659	7,189	7,304	7,205	20,917	21,698	4%
Interest credited to policyholders' account balances	974	972	940	927	919	2,857	2,786	-2%
Interest expense	377	385	387	397	400	1,155	1,184	3%
Deferral of acquisition costs	(698)	(680)	(688)	(562)	(695)	(2,080)	(1,945)	6%
Amortization of acquisition costs	498	499	548	569	485	1,712	1,602	-6%
General and administrative expenses	3,254	3,907	3,295	3,365	3,459	9,719	10,119	4%
Total benefits and expenses	10,791	15,742	11,671	12,000	11,773	34,280	35,444	3%
Adjusted operating income before income taxes	1,582	1,139	1,137	929	1,563	4,712	3,629	-23%
Income taxes, applicable to adjusted operating income	308	224	240	189	272	971	701	-28%
After-tax adjusted operating income	1,274	915	897	740	1,291	3,741	2,928	-22%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (2)	239	73	(503)	(2,749)	153	(1,031)	(3,099)	-201%
Market experience updates	(314)	66	(938)	56	(134)	(515)	(1,016)	-97%
Divested and Run-off Businesses:
Closed Block division	45	31	(1)	(22)	8	5	(15)	-400%
Other Divested and Run-off Businesses	207	115	(69)	(524)	(132)	641	(725)	-213%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(34)	(33)	(9)	(54)	1	(71)	(62)	13%
Other adjustments (3)	—	(47)	45	32	(12)	—	65	—%
Total reconciling items, before income taxes	143	205	(1,475)	(3,261)	(116)	(971)	(4,852)	-400%
Income taxes, not applicable to adjusted operating income	24	(3)	(298)	(74)	(322)	(245)	(694)	-183%
Total reconciling items, after income taxes	119	208	(1,177)	(3,187)	206	(726)	(4,158)	-473%
Income (loss) before income taxes and equity in earnings of operating joint ventures	1,725	1,344	(338)	(2,332)	1,447	3,741	(1,223)	-133%
Income tax expense (benefit)	332	221	(58)	115	(50)	726	7	-99%
Income (loss) before equity in earnings of operating joint ventures	1,393	1,123	(280)	(2,447)	1,497	3,015	(1,230)	-141%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	25	5	9	38	(10)	43	37	-14%
Income (loss) attributable to Prudential Financial, Inc.	1,418	1,128	(271)	(2,409)	1,487	3,058	(1,193)	-139%
Earnings attributable to noncontrolling interests	7	10	1	4	20	42	25	-40%
Net income (loss)	1,425	1,138	(270)	(2,405)	1,507	3,100	(1,168)	-138%
Less: Income attributable to noncontrolling interests	7	10	1	4	20	42	25	-40%
Net income (loss) attributable to Prudential Financial, Inc.	1,418	1,128	(271)	(2,409)	1,487	3,058	(1,193)	-139%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates. See pages 38 and 39 for reconciliation.
(2) The amount for third quarter of 2019 have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2019	12/31/2019	03/31/2020	06/30/2020	09/30/2020

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(amortized cost $342,567; $346,574; $349,665; $353,812; $346,511; net of allowance for credit losses at 03/31/2020, 06/30/2020 and 09/30/2020 $158,$238 and $152) (2)	391,657	391,096	389,714	407,944	400,816
Fixed maturities, held-to-maturity, at amortized cost
(fair value $2,359; $2,302; $2,249; $2,231; $2,264; net of allowance for credit losses at 03/31/2020, 06/30/2020 and 09/30/2020 $9,$9 and $9) (1)	1,958	1,933	1,895	1,875	1,901
Fixed maturities, trading, at fair value
(amortized cost $3,873; $3,917; $3,931; $4,089; $4,353)	3,779	3,884	3,621	3,933	4,371
Assets supporting experience-rated contractholder liabilities, at fair value	22,267	21,597	21,580	23,245	23,961
Equity securities, at fair value
(cost $5,363; $5,560; $5,695; $5,704; $5,395) (2)	7,014	7,522	6,176	7,010	7,025
Commercial mortgage and other loans
(net of allowance for credit losses $121; $121; $240; $245; $235) (1)(2)	61,833	63,559	63,559	63,469	64,541
Policy loans (2)	12,022	12,096	12,099	12,283	11,502
Other invested assets
(net of allowance for credit losses at 03/31/2020, 06/30/2020 and 09/30/2020 $1,$2 and $2) (1)(2)	15,654	15,606	18,071	16,757	16,921
Short-term investments
(net of allowance for credit losses at 03/31/2020, 06/30/2020, and 09/30/2020 $4,$0 and $1) (2)	7,320	5,467	7,961	11,416	10,015
Total investments	523,504	522,760	524,676	547,932	541,053
Cash and cash equivalents (2)	18,289	16,327	31,646	21,149	20,658
Accrued investment income (2)	3,248	3,330	3,221	3,296	3,129
Deferred policy acquisition costs (1)(2)	19,484	19,912	19,738	19,667	18,599
Value of business acquired	1,106	1,110	1,070	1,040	1,131
Other assets
(net of allowance for credit losses at 03/31/2020, 06/30/2020 and 09/30/2020 $6,$8 and $9) (1)(2)	18,761	20,832	20,694	21,301	21,536
Separate account assets (2)	301,234	312,281	272,667	301,002	305,483
Total assets	885,626	896,552	873,712	915,387	911,589
Liabilities:
Future policy benefits (2)	291,742	293,527	310,817	312,759	303,733
Policyholders' account balances (2)	152,527	152,110	155,898	158,237	159,346
Securities sold under agreements to repurchase	9,241	9,681	10,557	10,488	10,874
Cash collateral for loaned securities	4,728	4,213	3,396	3,447	3,071
Income taxes (1)(2)	12,664	11,378	11,117	13,261	12,111
Senior short-term debt	1,490	1,933	2,539	1,130	1,113
Senior long-term debt	11,577	11,071	12,571	12,582	12,558
Junior subordinated long-term debt	7,574	7,575	7,578	7,580	7,611
Other liabilities
(net of allowance for credit losses at 03/31/2020, 06/30/2020 and 09/30/2020 $19,$19 and $19) (1)(2)	25,302	27,790	24,249	27,196	27,557
Notes issued by consolidated variable interest entities	1,233	1,274	1,251	1,197	1,242
Separate account liabilities (2)	301,234	312,281	272,667	301,002	305,483
Total liabilities	819,312	832,833	812,640	848,879	844,699
Equity:
Accumulated other comprehensive income	27,558	24,039	22,600	30,837	30,001
Other equity	38,240	39,076	37,847	35,060	36,216
Total Prudential Financial, Inc. equity	65,798	63,115	60,447	65,897	66,217
Noncontrolling interests	516	604	625	611	673
Total equity	66,314	63,719	61,072	66,508	66,890
Total liabilities and equity	885,626	896,552	873,712	915,387	911,589

__________
(1) 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13, Financial Instruments - Credit losses.
(2) June 30, 2020 amounts include assets and liabilities held for sale which aggregate to $20,835 million and $17,141 million, respectively, related to the pending sale of The Prudential Life Insurance Company of Korea, Ltd.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINING BALANCE SHEETS
(in millions)
	As of September 30, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	541,053	60,600	480,453	5,503	148,897	87,003	78	205,715	33,257
Deferred policy acquisition costs	18,599	216	18,383	—	287	10,632	—	7,483	(19)
Other assets	46,454	1,006	45,448	3,686	8,497	21,042	2,543	11,734	(2,054)
Separate account assets	305,483	—	305,483	39,318	92,048	178,868	—	—	(4,751)
Total assets	911,589	61,822	849,767	48,507	249,729	297,545	2,621	224,932	26,433
Liabilities:
Future policy benefits	303,733	46,918	256,815	—	72,432	45,919	—	124,930	13,534
Policyholders' account balances	159,346	4,894	154,452	—	63,574	39,734	—	50,113	1,031
Debt	21,282	—	21,282	1,737	640	7,076	130	107	11,592
Other liabilities	54,855	11,597	43,258	4,142	6,152	9,101	143	18,534	5,186
Separate account liabilities	305,483	—	305,483	39,318	92,048	178,868	—	—	(4,751)
Total liabilities	844,699	63,409	781,290	45,197	234,846	280,698	273	193,684	26,592
Equity:
Accumulated other comprehensive income (loss)	30,001	18	29,983	(67)	7,728	5,447	4	17,065	(194)
Other equity	36,216	(1,619)	37,835	2,226	7,088	11,379	2,344	14,147	651
Total Prudential Financial, Inc. equity	66,217	(1,601)	67,818	2,159	14,816	16,826	2,348	31,212	457
Noncontrolling interests	673	14	659	1,151	67	21	—	36	(616)
Total equity	66,890	(1,587)	68,477	3,310	14,883	16,847	2,348	31,248	(159)
Total liabilities and equity	911,589	61,822	849,767	48,507	249,729	297,545	2,621	224,932	26,433

	As of December 31, 2019

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	522,760	60,331	462,429	4,606	142,114	73,910	101	195,411	46,287
Deferred policy acquisition costs	19,912	235	19,677	—	300	10,809	—	7,442	1,126
Other assets	41,599	761	40,838	3,424	9,586	16,248	2,538	10,429	(1,387)
Separate account assets	312,281	—	312,281	39,625	89,865	184,145	—	53	(1,407)
Total assets	896,552	61,327	835,225	47,655	241,865	285,112	2,639	213,335	44,619
Liabilities:
Future policy benefits	293,527	47,614	245,913	—	72,890	32,568	—	117,384	23,071
Policyholders' account balances	152,110	4,973	147,137	—	57,634	37,669	—	49,509	2,325
Debt	20,579	—	20,579	1,751	665	7,421	64	95	10,583
Other liabilities	54,336	10,379	43,957	3,288	8,691	8,849	197	17,187	5,745
Separate account liabilities	312,281	—	312,281	39,625	89,865	184,145	—	53	(1,407)
Total liabilities	832,833	62,966	769,867	44,664	229,745	270,652	261	184,228	40,317
Equity:
Accumulated other comprehensive income	24,039	(12)	24,051	(53)	5,349	2,691	—	15,795	269
Other equity	39,076	(1,641)	40,717	2,047	6,704	11,748	2,378	13,244	4,596
Total Prudential Financial, Inc. equity	63,115	(1,653)	64,768	1,994	12,053	14,439	2,378	29,039	4,865
Noncontrolling interests	604	14	590	997	67	21	—	68	(563)
Total equity	63,719	(1,639)	65,358	2,991	12,120	14,460	2,378	29,107	4,302
Total liabilities and equity	896,552	61,327	835,225	47,655	241,865	285,112	2,639	213,335	44,619

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2020				As of December 31, 2019
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	500	5,855	7,611	13,966	—	7,001	7,575	14,576
Operating Debt	508	6,065	—	6,573	1,728	3,425	—	5,153
Limited recourse and non-recourse borrowing	105	638	—	743	205	645	—	850
Total Debt	1,113	12,558	7,611	21,282	1,933	11,071	7,575	20,579

	As of September 30, 2020				As of December 31, 2019
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,465	442	59	13,966	14,078	441	57	14,576
Operating Debt	6,045	528	—	6,573	4,557	596	—	5,153
Limited recourse and non-recourse borrowing	—	437	306	743	—	537	313	850
Total Debt	19,510	1,407	365	21,282	18,635	1,574	370	20,579

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at Prudential Insurance Co. of America includes $343 million of surplus notes as of September 30, 2020 and $342 million as of December 31, 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	28	76	4	92	93	124	189	52%
Asset management fees, commissions and other income	827	862	774	865	973	2,527	2,612	3%
Total revenues	855	938	778	957	1,066	2,651	2,801	6%
Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	12	13	11	9	7	36	27	-25%
Deferral of acquisition costs	(2)	(2)	(2)	(2)	(2)	(5)	(6)	-20%
Amortization of acquisition costs	2	1	2	2	2	5	6	20%
General and administrative expenses	611	638	603	624	689	1,905	1,916	1%
Total benefits and expenses	623	650	614	633	696	1,941	1,943	—%
Adjusted operating income before income taxes	232	288	164	324	370	710	858	21%
Total revenues	855	938	778	957	1,066	2,651	2,801	6%
Less: Passthrough distribution revenue	28	29	29	26	30	83	85	2%
Less: Revenue associated with consolidations	10	11	(36)	44	46	94	54	-43%
Total adjusted revenues (2)	817	898	785	887	990	2,474	2,662	8%
Adjusted operating margin (2)(3)	28.4%	32.1%	20.9%	36.5%	37.4%	28.7%	32.2%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 34.7%, 33.9%, 21.1%, 30.7%, and 27.1%, for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively and 30.6% and 26.8% for the nine months ended September 30, 2020, and September 30, 2019, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	676	691	693	690	750	1,991	2,133	7%
Other related revenues (1)	50	115	22	117	165	265	304	15%
Service, distribution and other revenues	129	132	63	150	151	395	364	-8%
Total PGIM revenues	855	938	778	957	1,066	2,651	2,801	6%
Analysis of asset management fees by source:
Institutional customers	323	329	328	325	345	954	998	5%
Retail customers	223	226	229	227	262	652	718	10%
General account	130	136	136	138	143	385	417	8%
Total asset management fees	676	691	693	690	750	1,991	2,133	7%

Supplementary Assets Under Management Information (at fair market value) (in billions) (2):
	September 30, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	53.5	458.4	48.8	25.0	5.3	591.0
Retail customers	121.3	163.5	1.8	0.6	55.8	343.0
General account	4.2	359.1	68.1	77.7	—	509.1
Total	179.0	981.0	118.7	103.3	61.1	1,443.1

	September 30, 2019
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	52.9	410.5	48.4	23.8	4.2	539.8
Retail customers	100.0	130.0	1.9	0.5	58.9	291.3
General account	4.2	333.2	64.7	72.5	0.1	474.7
Total	157.1	873.7	115.0	96.8	63.2	1,305.8
__________
(1) Other related revenues, net of related expenses are $127 million, $97 million, ($1) million, $80 million, and $31 million for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively and $223 million and $149 million for the nine months ended September 30, 2020, and September 30, 2019, respectively.
(2) The amounts for third and fourth quarters of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	479.1	483.2	494.6	470.8	512.2	443.6	494.6
Additions	14.8	16.4	20.6	15.0	15.9	44.4	51.5
Withdrawals	(17.0)	(15.7)	(16.4)	(20.7)	(13.9)	(51.6)	(51.0)
Change in market value	8.8	9.8	(27.0)	38.2	15.0	44.3	26.2
Net money market flows	(2.1)	0.4	(0.5)	9.0	0.1	1.6	8.6
Other	(0.4)	0.5	(0.5)	(0.1)	0.7	0.9	0.1
Ending assets under management	483.2	494.6	470.8	512.2	530.0	483.2	530.0
Affiliated institutional assets under management	56.6	58.2	54.0	59.0	61.0	56.6	61.0
Total assets managed for institutional customers at end of period	539.8	552.8	524.8	571.2	591.0	539.8	591.0
Net institutional additions (withdrawals), excluding money market activity	(2.2)	0.7	4.2	(5.7)	2.0	(7.2)	0.5
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	175.6	179.0	189.7	170.6	209.2	154.2	189.7
Additions	14.5	19.6	23.6	24.6	22.2	41.6	70.4
Withdrawals	(11.5)	(18.4)	(24.9)	(15.2)	(16.9)	(37.1)	(57.0)
Change in market value	0.3	9.1	(17.5)	29.1	15.3	20.1	26.9
Net money market flows	0.3	0.2	0.1	—	0.1	0.4	0.2
Other	(0.2)	0.2	(0.4)	0.1	0.1	(0.2)	(0.2)
Ending assets under management	179.0	189.7	170.6	209.2	230.0	179.0	230.0
Affiliated retail assets under management (1)	112.3	115.9	111.8	111.0	113.0	112.3	113.0
Total assets managed for retail customers at end of period	291.3	305.6	282.4	320.2	343.0	291.3	343.0
Net retail additions (withdrawals), excluding money market activity	3.0	1.2	(1.3)	9.4	5.3	4.5	13.4

__________
	(1) The amounts for third and fourth quarters of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	2,158	6,433	2,408	3,117	2,586	8,371	8,111	-3%
Policy charges and fee income	1,450	1,469	1,404	1,396	1,401	4,295	4,201	-2%
Net investment income	2,152	2,154	2,063	2,002	2,148	6,311	6,213	-2%
Asset management fees, commissions and other income	719	850	724	523	844	2,142	2,091	-2%
Total revenues	6,479	10,906	6,599	7,038	6,979	21,119	20,616	-2%
Benefits and Expenses (1):
Insurance and annuity benefits	3,133	7,460	3,471	4,148	3,672	11,109	11,291	2%
Interest credited to policyholders' account balances	751	759	718	723	704	2,194	2,145	-2%
Interest expense	250	239	240	209	206	706	655	-7%
Deferral of acquisition costs	(335)	(339)	(312)	(291)	(293)	(974)	(896)	8%
Amortization of acquisition costs	222	229	240	234	220	906	694	-23%
General and administrative expenses	1,548	1,717	1,623	1,560	1,597	4,512	4,780	6%
Total benefits and expenses	5,569	10,065	5,980	6,583	6,106	18,453	18,669	1%
Adjusted operating income before income taxes	910	841	619	455	873	2,666	1,947	-27%

___________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	1,870	6,165	2,137	2,854	2,325	7,423	7,316	-1%
Policy charges and fee income	246	225	240	239	233	701	712	2%
Net investment income	1,360	1,348	1,303	1,224	1,324	4,014	3,851	-4%
Asset management fees, commissions and other income	223	250	181	146	265	688	592	-14%
Total revenues	3,699	7,988	3,861	4,463	4,147	12,826	12,471	-3%
Benefits and Expenses (1):
Insurance and annuity benefits	2,349	6,652	2,624	3,247	2,852	8,666	8,723	1%
Interest credited to policyholders' account balances	454	445	428	422	407	1,344	1,257	-6%
Interest expense	12	12	10	6	6	36	22	-39%
Deferral of acquisition costs	(7)	(13)	(2)	(4)	(4)	(29)	(10)	66%
Amortization of acquisition costs	7	19	7	12	6	26	25	-4%
General and administrative expenses	492	531	505	494	486	1,539	1,485	-4%
Total benefits and expenses	3,307	7,646	3,572	4,177	3,753	11,582	11,502	-1%
Adjusted operating income before income taxes	392	342	289	286	394	1,244	969	-22%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	794	5,083	1,038	1,702	1,191	4,135	3,931	-5%
Policy charges and fee income	71	72	67	62	67	200	196	-2%
Net investment income	1,198	1,199	1,168	1,103	1,191	3,539	3,462	-2%
Asset management fees, commissions and other income	198	224	164	125	241	612	530	-13%
Total revenues	2,261	6,578	2,437	2,992	2,690	8,486	8,119	-4%
Benefits and Expenses (1):
Insurance and annuity benefits	1,304	5,605	1,534	2,066	1,689	5,456	5,289	-3%
Interest credited to policyholders' account balances	374	382	370	372	358	1,121	1,100	-2%
Interest expense	11	12	9	5	5	34	19	-44%
Deferral of acquisition costs	(7)	(12)	(2)	(4)	(4)	(25)	(10)	60%
Amortization of acquisition costs	5	17	6	9	4	21	19	-10%
General and administrative expenses	272	293	275	263	266	859	804	-6%
Total benefits and expenses	1,959	6,297	2,192	2,711	2,318	7,466	7,221	-3%
Adjusted operating income before income taxes	302	281	245	281	372	1,020	898	-12%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Full Service:
Beginning total account value	262,133	259,946	272,448	238,435	266,433	231,669	272,448
Deposits and sales	7,458	8,322	8,952	5,455	14,705	28,072	29,112
Withdrawals and benefits	(10,758)	(8,584)	(8,668)	(7,040)	(9,465)	(27,122)	(25,173)
Change in market value, interest credited, interest income and other activity	1,113	12,764	(34,297)	29,583	13,337	27,327	8,623
Ending total account value	259,946	272,448	238,435	266,433	285,010	259,946	285,010
Net additions (withdrawals)	(3,300)	(262)	284	(1,585)	5,240	950	3,939
Stable value account values included above	51,429	51,293	52,461	53,647	54,924
Institutional Investment Products:
Beginning total account value	215,978	217,580	227,596	227,346	231,142	200,759	227,596
Additions	5,235	8,575	6,893	4,545	2,780	22,526	14,218
Withdrawals and benefits	(4,626)	(4,307)	(5,510)	(3,527)	(4,189)	(12,436)	(13,226)
Change in market value, interest credited and interest income	2,406	1,213	2,435	3,000	1,944	7,876	7,379
Other (1)	(1,413)	4,535	(4,068)	(222)	3,019	(1,145)	(1,271)
Ending total account value	217,580	227,596	227,346	231,142	234,696	217,580	234,696
Net additions (withdrawals)	609	4,268	1,383	1,018	(1,409)	10,090	992
Amounts included in ending total account value above:
Investment-only stable value wraps	69,977	69,150	70,831	72,886	74,709	69,977	74,709
Longevity reinsurance (2)	58,481	66,074	61,324	62,570	64,937	58,481	64,937
Group annuities and other products	89,122	92,372	95,191	95,686	95,050	89,122	95,050
Ending total account value	217,580	227,596	227,346	231,142	234,696	217,580	234,696

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	1,076	1,082	1,099	1,152	1,134	3,288	3,385	3%
Policy charges and fee income	175	153	173	177	166	501	516	3%
Net investment income	162	149	135	121	133	475	389	-18%
Asset management fees, commissions and other income	25	26	17	21	24	76	62	-18%
Total revenues	1,438	1,410	1,424	1,471	1,457	4,340	4,352	—%
Benefits and Expenses (1):
Insurance and annuity benefits	1,045	1,047	1,090	1,181	1,163	3,210	3,434	7%
Interest credited to policyholders' account balances	80	63	58	50	49	223	157	-30%
Interest expense	1	—	1	1	1	2	3	50%
Deferral of acquisition costs	—	(1)	—	—	—	(4)	—	100%
Amortization of acquisition costs	2	2	1	3	2	5	6	20%
General and administrative expenses	220	238	230	231	220	680	681	—%
Total benefits and expenses	1,348	1,349	1,380	1,466	1,435	4,116	4,281	4%
Adjusted operating income before income taxes	90	61	44	5	22	224	71	-68%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES -U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	42	21	173	8	46	233	227
Group disability	18	6	108	18	17	153	143
Total	60	27	281	26	63	386	370
Future Policy Benefits (1)(2):
Group life	2,162	2,404	2,305	2,375	2,397
Group disability	10	3	27	21	14
Total	2,172	2,407	2,332	2,396	2,411
Policyholders' Account Balances (1):
Group life	8,635	8,382	8,188	8,055	7,729
Group disability	190	205	195	160	160
Total	8,825	8,587	8,383	8,215	7,889
Separate Account Liabilities (1):
Group life	26,361	26,325	26,426	26,511	26,745
Group Life Insurance:
Gross premiums, policy charges and fee income (3)	989	1,025	1,034	1,043	1,014	3,132	3,091
Earned premiums	806	822	832	887	868	2,495	2,587
Earned policy charges and fee income	162	140	158	161	148	461	467
Benefits ratio (4)	84.7%	85.5%	88.4%	93.4%	93.9%	87.4%	91.9%
Administrative operating expense ratio	13.1%	13.9%	12.4%	11.8%	12.2%	12.3%	12.1%
Persistency ratio	92.2%	92.2%	97.4%	96.4%	96.4%
Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	296	288	292	290	290	871	872
Earned premiums	270	260	267	265	266	793	798
Earned policy charges and fee income	13	13	15	16	18	40	49
Benefits ratio (4)	79.4%	82.2%	76.0%	75.7%	73.5%	76.2%	75.0%
Administrative operating expense ratio	22.0%	23.3%	24.8%	26.1%	25.2%	24.3%	25.4%
Persistency ratio	93.9%	93.6%	90.6%	90.0%	89.7%
Total Group Insurance:
Benefits ratio (4)	83.5%	84.8%	85.6%	89.6%	89.4%	85.0%	88.2%
Administrative operating expense ratio	15.2%	16.0%	15.1%	14.9%	15.1%	14.9%	15.0%
Net face amount of policies in force (in billions) (5)	1,848	1,866	1,890	1,915	1,898
__________

(1) As of end of period.
(2) The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.
(4) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 93.0%, 74.0% and 89.0% for the three months ended June 30, 2020, respectively. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 91.8%, 74.5%, 88.0% and 88.0%, 73.1%, 84.7% for the nine months ended September 30, 2020 and September 30, 2019, respectively.
(5) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	288	268	271	263	261	948	795	-16%
Policy charges and fee income	1,204	1,244	1,164	1,157	1,168	3,594	3,489	-3%
Net investment income	792	806	760	777	824	2,297	2,361	3%
Asset management fees, commissions and other income	496	499	483	319	504	1,454	1,306	-10%
Total revenues	2,780	2,817	2,678	2,516	2,757	8,293	7,951	-4%
Benefits and Expenses (1):
Insurance and annuity benefits	784	808	847	901	820	2,443	2,568	5%
Interest credited to policyholders' account balances	297	314	290	301	297	850	888	4%
Interest expense	238	226	229	202	199	670	630	-6%
Deferral of acquisition costs	(328)	(326)	(310)	(287)	(289)	(945)	(886)	6%
Amortization of acquisition costs	215	210	233	222	214	880	669	-24%
General and administrative expenses	1,056	1,077	1,036	992	1,007	2,973	3,035	2%
Total benefits and expenses	2,262	2,309	2,325	2,331	2,248	6,871	6,904	—%
Adjusted operating income before income taxes	518	508	353	185	509	1,422	1,047	-26%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	51	30	38	29	33	238	100	-58%
Policy charges and fee income	677	671	619	563	599	2,033	1,781	-12%
Net investment income	225	229	199	233	228	627	660	5%
Asset management fees, commissions and other income	298	291	292	128	288	876	708	-19%
Total revenues	1,251	1,221	1,148	953	1,148	3,774	3,249	-14%
Benefits and Expenses (1):
Insurance and annuity benefits	100	82	92	67	91	353	250	-29%
Interest credited to policyholders' account balances	84	85	81	87	86	249	254	2%
Interest expense	43	33	34	9	9	89	52	-42%
Deferral of acquisition costs	(127)	(101)	(99)	(73)	(84)	(364)	(256)	30%
Amortization of acquisition costs	128	129	131	135	126	384	392	2%
General and administrative expenses	564	543	536	479	512	1,670	1,527	-9%
Total benefits and expenses	792	771	775	704	740	2,381	2,219	-7%
Adjusted operating income before income taxes	459	450	373	249	408	1,393	1,030	-26%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Variable Annuities:
Beginning total account value	161,017	160,130	164,928	139,047	154,079	147,339	164,928
Sales: Highest Daily Suite (1)	1,037	731	693	402	167	3,021	1,262
Other variable annuities (2)	1,301	1,127	1,023	649	1,019	3,661	2,691
Total sales	2,338	1,858	1,716	1,051	1,186	6,682	3,953
Full surrenders and death benefits	(2,539)	(2,448)	(2,491)	(1,387)	(1,789)	(6,823)	(5,667)
Sales, net of full surrenders and death benefits	(201)	(590)	(775)	(336)	(603)	(141)	(1,714)
Partial withdrawals and other benefit payments	(1,141)	(1,379)	(1,301)	(1,061)	(1,115)	(3,422)	(3,477)
Net flows	(1,342)	(1,969)	(2,076)	(1,397)	(1,718)	(3,563)	(5,191)
Change in market value, interest credited, and other	1,378	7,689	(22,913)	17,277	7,179	19,086	1,543
Policy charges	(923)	(922)	(892)	(848)	(894)	(2,732)	(2,634)
Ending total account value	160,130	164,928	139,047	154,079	158,646	160,130	158,646
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	114,059	117,323	97,227	107,282	110,114	114,059	110,114
Highest Daily Suite - externally reinsured living benefits	3,055	3,149	2,617	2,855	2,944	3,055	2,944
Other variable annuities (2)	43,016	44,456	39,203	43,942	45,588	43,016	45,588
Ending total account value	160,130	164,928	139,047	154,079	158,646	160,130	158,646
Fixed Annuities and other products:
Beginning total account value	4,296	4,568	4,753	4,929	5,197	3,741	4,753
Sales	319	223	211	295	376	957	882
Full surrenders and death benefits	(29)	(21)	(28)	(23)	(22)	(82)	(73)
Sales, net of full surrenders and death benefits	290	202	183	272	354	875	809
Partial withdrawals and other benefit payments	(88)	(90)	(98)	(85)	(90)	(272)	(273)
Net flows	202	112	85	187	264	603	536
Interest credited and other	70	74	91	81	91	224	263
Policy charges	—	(1)	—	—	—	—	—
Ending total account value, gross	4,568	4,753	4,929	5,197	5,552	4,568	5,552
Reinsurance ceded	—	(71)	(145)	(251)	(374)	—	(374)
Ending total account value, net	4,568	4,682	4,784	4,946	5,178	4,568	5,178
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	724	676	674	496	517	2,139	1,687
Wirehouses	465	310	310	160	199	1,450	669
Independent Marketing Organization	6	30	43	82	61	6	186
Independent Financial Planners	1,263	904	767	536	706	3,476	2,009
Bank Distribution	199	161	133	72	79	568	284
Total	2,657	2,081	1,927	1,346	1,562	7,639	4,835
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Account Values in General Account (1):
Beginning balance	10,696	10,971	11,043	11,500	11,686	10,298	11,043
Premiums and deposits	507	354	337	397	1,008	1,495	1,742
Full surrenders and death benefits	(90)	(82)	(91)	(64)	(73)	(294)	(228)
Premiums and deposits net of full surrenders and death benefits	417	272	246	333	935	1,201	1,514
Partial withdrawals and other benefit payments	(151)	(166)	(168)	(143)	(150)	(467)	(461)
Net flows	266	106	78	190	785	734	1,053
Interest credited and other	68	70	67	70	73	166	210
Net transfers (to) from separate account	(59)	(103)	312	(74)	(57)	(227)	181
Policy charges	—	(1)	—	—	—	—	—
Ending balance, gross	10,971	11,043	11,500	11,686	12,487	10,971	12,487
Reinsurance ceded	—	(71)	(145)	(251)	(374)	—	(374)
Ending balance, net	10,971	10,972	11,355	11,435	12,113	10,971	12,113
Account Values in Separate Account (1):
Beginning balance	154,617	153,727	158,638	132,476	147,590	140,782	158,638
Premiums and deposits	2,150	1,727	1,590	949	554	6,144	3,093
Full surrenders and death benefits	(2,478)	(2,387)	(2,428)	(1,346)	(1,738)	(6,611)	(5,512)
Premiums and deposits net of full surrenders and death benefits	(328)	(660)	(838)	(397)	(1,184)	(467)	(2,419)
Partial withdrawals and other benefit payments	(1,078)	(1,303)	(1,231)	(1,003)	(1,055)	(3,227)	(3,289)
Net flows	(1,406)	(1,963)	(2,069)	(1,400)	(2,239)	(3,694)	(5,708)
Change in market value, interest credited and other	1,380	7,693	(22,889)	17,288	7,197	19,144	1,596
Net transfers (to) from general account	59	103	(312)	74	57	227	(181)
Policy charges	(923)	(922)	(892)	(848)	(894)	(2,732)	(2,634)
Ending balance	153,727	158,638	132,476	147,590	151,711	153,727	151,711

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2019		2020
	3Q	4Q	1Q	2Q	3Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	2,382	2,297	2,022	2,032	1,984
Guaranteed minimum withdrawal benefits	350	353	275	306	305
Guaranteed minimum income benefits	2,395	2,457	1,955	2,225	2,306
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	129,683	133,616	113,029	124,927	128,003
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,055	3,150	2,617	2,855	2,944
Total	137,865	141,873	119,898	132,345	135,542
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	109,204	112,269	93,336	102,783	105,449
Account Values with Auto-Rebalancing Feature - externally reinsured	3,055	3,150	2,617	2,855	2,944
Account Values without Auto-Rebalancing Feature	25,606	26,454	23,945	26,707	27,149
Total	137,865	141,873	119,898	132,345	135,542
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,503	3,765	9,966	6,070	5,227
Net Amount at Risk without Auto-Rebalancing Feature	709	600	1,327	795	695
Total	5,212	4,365	11,293	6,865	5,922
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2019		2020
	3Q	4Q	1Q	2Q	3Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	126,642	130,465	110,258	121,962	124,939
Net amount at risk	258	235	1,465	366	247
Minimum return, anniversary contract value, or maximum contract value:
Account value	28,799	29,446	24,513	27,066	27,783
Net amount at risk	3,117	2,627	6,036	3,833	3,244
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	112,259	115,419	95,955	105,638	108,392
Account Values without Auto-Rebalancing Feature	43,182	44,492	38,816	43,390	44,330
Total	155,441	159,911	134,771	149,028	152,722
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,557	1,238	4,501	2,309	1,795
Net Amount at Risk without Auto-Rebalancing Feature	1,818	1,624	3,000	1,890	1,696
Total	3,375	2,862	7,501	4,199	3,491
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	237	238	233	234	228	710	695	-2%
Policy charges and fee income	527	573	545	594	569	1,561	1,708	9%
Net investment income	567	577	561	544	596	1,670	1,701	2%
Asset management fees, commissions and other income	198	208	191	191	216	578	598	3%
Total revenues	1,529	1,596	1,530	1,563	1,609	4,519	4,702	4%
Benefits and Expenses (1):
Insurance and annuity benefits	684	726	755	834	729	2,090	2,318	11%
Interest credited to policyholders' account balances	213	229	209	214	211	601	634	5%
Interest expense	195	193	195	193	190	581	578	-1%
Deferral of acquisition costs	(201)	(225)	(211)	(214)	(205)	(581)	(630)	-8%
Amortization of acquisition costs	87	81	102	87	88	496	277	-44%
General and administrative expenses	492	534	500	513	495	1,303	1,508	16%
Total benefits and expenses	1,470	1,538	1,550	1,627	1,508	4,490	4,685	4%
Adjusted operating income (loss) before income taxes	59	58	(20)	(64)	101	29	17	-41%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	49	47	40	40	34	153	114
Guaranteed Universal life	24	26	29	34	20	69	83
Other Universal life	35	42	30	23	20	113	73
Variable life	67	94	88	87	98	184	273
Total	175	209	187	184	172	519	543
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	38	40	35	35	32	111	102
Third party distribution	137	169	152	149	140	408	441
Total	175	209	187	184	172	519	543
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	28,321	28,546	29,041	29,198	29,461	28,728	29,041
Premiums and deposits	855	864	749	803	759	2,504	2,311
Surrenders and withdrawals	(340)	(318)	(319)	(372)	(322)	(976)	(1,013)
Net sales	515	546	430	431	437	1,528	1,298
Benefit payments	(120)	(118)	(139)	37	(48)	(337)	(150)
Net flows	395	428	291	468	389	1,191	1,148
Interest credited and other	168	450	217	232	213	(311)	662
Net transfers from separate account	102	70	123	73	87	245	283
Policy charges	(440)	(453)	(474)	(510)	(515)	(1,307)	(1,499)
Ending balance	28,546	29,041	29,198	29,461	29,635	28,546	29,635
Separate Account Liabilities:
Beginning balance	33,647	33,624	35,633	29,859	34,863	29,796	35,633
Premiums and deposits	424	505	637	532	598	1,329	1,767
Surrenders and withdrawals	(272)	(311)	(251)	(241)	(231)	(790)	(723)
Net sales	152	194	386	291	367	539	1,044
Benefit payments	(16)	(111)	(124)	(103)	(109)	(299)	(336)
Net flows	136	83	262	188	258	240	708
Change in market value, interest credited and other	192	2,251	(5,654)	5,150	2,582	4,563	2,078
Net transfers to general account	(102)	(70)	(123)	(73)	(87)	(245)	(283)
Policy charges	(249)	(255)	(259)	(261)	(274)	(730)	(794)
Ending balance	33,624	35,633	29,859	34,863	37,342	33,624	37,342
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	230	233	231	234	236
Guaranteed Universal life	67	67	67	68	68
Other Universal life	30	30	30	30	29
Variable life	130	133	128	132	134
Total	457	463	456	464	467

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block Division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ DIVISION
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Revenues (1):
Premiums		—	—	—	—		—
Policy charges and fee income		—	—	—	—		—
Net investment income		—	—	1	—		1
Asset management fees, commissions and other income		101	60	58	75		193
Total revenues		101	60	59	75		194
Benefits and Expenses (1):
Insurance and annuity benefits		—	—	—	—		—
Interest credited to policyholders' account balances		—	—	—	—		—
Interest expense		1	1	1	1		3
Deferral of acquisition costs		—	—	—	—		—
Amortization of acquisition costs		—	—	—	—		—
General and administrative expenses		109	82	74	104		260
Total benefits and expenses		110	83	75	105		263
Adjusted operating loss before income taxes		(9)	(23)	(16)	(30)		(69)

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	3,804	3,732	4,344	3,626	4,049	11,550	12,019	4%
Policy charges and fee income	84	84	88	125	74	245	287	17%
Net investment income	1,235	1,300	1,167	1,209	1,276	3,644	3,652	—%
Asset management fees, commissions and other income	93	86	37	124	82	295	243	-18%
Total revenues	5,216	5,202	5,636	5,084	5,481	15,734	16,201	3%
Benefits and Expenses (1):
Insurance and annuity benefits	3,250	3,183	3,712	3,155	3,524	9,788	10,391	6%
Interest credited to policyholders' account balances	223	213	222	204	215	663	641	-3%
Interest expense	7	4	3	2	1	21	6	-71%
Deferral of acquisition costs	(373)	(353)	(392)	(280)	(411)	(1,141)	(1,083)	5%
Amortization of acquisition costs	286	280	317	347	275	836	939	12%
General and administrative expenses	1,102	1,127	1,078	965	1,102	3,203	3,145	-2%
Total benefits and expenses	4,495	4,454	4,940	4,393	4,706	13,370	14,039	5%
Adjusted operating income before income taxes	721	748	696	691	775	2,364	2,162	-9%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	1,785	1,801	2,182	1,758	1,944	5,609	5,884	5%
Policy charges and fee income	52	51	52	90	41	141	183	30%
Net investment income	454	477	443	430	501	1,330	1,374	3%
Asset management fees, commissions and other income	45	48	41	47	62	148	150	1%
Total revenues	2,336	2,377	2,718	2,325	2,548	7,228	7,591	5%
Benefits and Expenses (1):
Insurance and annuity benefits	1,539	1,529	1,873	1,522	1,707	4,769	5,102	7%
Interest credited to policyholders' account balances	56	47	60	47	56	160	163	2%
Interest expense	4	2	2	1	1	11	4	-64%
Deferral of acquisition costs	(183)	(178)	(205)	(144)	(212)	(574)	(561)	2%
Amortization of acquisition costs	127	121	147	186	113	372	446	20%
General and administrative expenses	496	511	479	411	469	1,402	1,359	-3%
Total benefits and expenses	2,039	2,032	2,356	2,023	2,134	6,140	6,513	6%
Adjusted operating income before income taxes	297	345	362	302	414	1,088	1,078	-1%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	2,019	1,931	2,162	1,868	2,105	5,941	6,135	3%
Policy charges and fee income	32	33	36	35	33	104	104	—%
Net investment income	781	823	724	779	775	2,314	2,278	-2%
Asset management fees, commissions and other income	48	38	(4)	77	20	147	93	-37%
Total revenues	2,880	2,825	2,918	2,759	2,933	8,506	8,610	1%
Benefits and Expenses (1):
Insurance and annuity benefits	1,711	1,654	1,839	1,633	1,817	5,019	5,289	5%
Interest credited to policyholders' account balances	167	166	162	157	159	503	478	-5%
Interest expense	3	2	1	1	—	10	2	-80%
Deferral of acquisition costs	(190)	(175)	(187)	(136)	(199)	(567)	(522)	8%
Amortization of acquisition costs	159	159	170	161	162	464	493	6%
General and administrative expenses	606	616	599	554	633	1,801	1,786	-1%
Total benefits and expenses	2,456	2,422	2,584	2,370	2,572	7,230	7,526	4%
Adjusted operating income before income taxes	424	403	334	389	361	1,276	1,084	-15%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,656	1,649	2,063	1,643	1,830	5,221	5,536
Gibraltar Life	2,051	1,964	2,198	1,903	2,138	6,045	6,239
All other countries	181	203	171	205	155	529	531
Total	3,888	3,816	4,432	3,751	4,123	11,795	12,306
Annualized new business premiums:
Japan, excluding Gibraltar Life	186	201	247	124	336	664	707
Gibraltar Life	312	282	307	197	407	931	911
All other countries	64	63	56	31	45	169	132
Total	562	546	610	352	788	1,764	1,750
Annualized new business premiums by distribution channel:
Life Planners	250	264	303	155	381	833	839
Gibraltar Life Consultants	152	124	130	87	166	483	383
Banks	119	115	132	62	167	312	361
Independent Agency	41	43	45	48	74	136	167
Total	562	546	610	352	788	1,764	1,750
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,686	1,692	2,117	1,673	1,848	5,380	5,638
Gibraltar Life	2,085	2,010	2,250	1,937	2,160	6,209	6,347
All other countries	191	212	206	254	210	533	670
Total	3,962	3,914	4,573	3,864	4,218	12,122	12,655
Annualized new business premiums:
Japan, excluding Gibraltar Life	187	202	249	125	336	673	710
Gibraltar Life	313	284	309	198	408	936	915
All other countries	64	64	61	41	59	166	161
Total	564	550	619	364	803	1,775	1,786
Annualized new business premiums by distribution channel:
Life Planners	251	266	310	166	395	839	871
Gibraltar Life Consultants	152	126	131	89	168	487	388
Banks	119	115	132	62	167	312	361
Independent Agency	42	43	46	47	73	137	166
Total	564	550	619	364	803	1,775	1,786

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2019		2020
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	385	387	390	389	394
Gibraltar Life	368	368	368	365	369
All other countries	41	44	45	45	47
Total	794	799	803	799	810
Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	4,060	4,106	4,159	4,171	4,253
Gibraltar Life	7,189	7,166	7,150	6,992	7,029
All other countries	526	544	556	564	579
Total	11,775	11,816	11,865	11,727	11,861
International life insurance policy persistency:
Life Planner:
13 months	92.6%	92.8%	93.3%	93.3%	93.2%
25 months	87.7%	87.1%	86.9%	85.3%	85.9%
Gibraltar Life (3):
13 months	94.4%	94.6%	94.7%	95.0%	94.8%
25 months	87.5%	87.8%	88.1%	89.3%	89.6%
Number of Life Planners at end of period:
Japan	4,366	4,356	4,476	4,459	4,531
All other countries	1,761	1,833	1,806	1,798	1,781
Total Life Planners	6,127	6,189	6,282	6,257	6,312
Gibraltar Life Consultants	7,633	7,403	7,205	7,150	7,276

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Direct business only; policy count includes annuities.
(3) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2019		2020			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2019	2020	% change

Revenues (1):
Premiums	(2)	(3)	(4)	(9)	(4)	(11)	(17)	-55%
Policy charges and fee income	(14)	(11)	(15)	(12)	(14)	(40)	(41)	-3%
Net investment income	156	144	173	116	108	435	397	-9%
Asset management fees, commissions and other income	(317)	(295)	(359)	(245)	(280)	(896)	(884)	1%
Total revenues	(177)	(165)	(205)	(150)	(190)	(512)	(545)	-6%
Benefits and Expenses (1):
Insurance and annuity benefits	3	16	6	1	9	20	16	-20%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	108	129	133	177	186	392	496	27%
Deferral of acquisition costs	12	14	18	11	11	40	40	—%
Amortization of acquisition costs	(12)	(11)	(11)	(14)	(12)	(35)	(37)	-6%
General and administrative expenses	(7)	425	(9)	216	71	99	278	181%
Total benefits and expenses	104	573	137	391	265	516	793	54%
Adjusted operating loss before income taxes	(281)	(738)	(342)	(541)	(455)	(1,028)	(1,338)	-30%
Adjusted operating loss before income taxes comprised as follows:
Investment income (2)	69	56	48	26	25	195	99	-49%
Interest expense on debt (2)	(210)	(218)	(218)	(227)	(233)	(649)	(678)	-4%
Implementation costs	(18)	(364)	(22)	(32)	(43)	(37)	(97)	-162%
Long-term and deferred compensation expense	7	(18)	(46)	(48)	(38)	(130)	(132)	-2%
Other (3)	(129)	(194)	(104)	(260)	(166)	(407)	(530)	-30%
Adjusted operating loss before income taxes	(281)	(738)	(342)	(541)	(455)	(1,028)	(1,338)	-30%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) The amounts for third and fourth quarters of 2019 and first quarter of 2020 have been reclassified to conform to current period presentation.
(3) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	September 30, 2020						December 31, 2019
			PFI Excluding						PFI Excluding
	Total	Closed	Closed Block Division				Total	Closed	Closed Block Division
	Portfolio	Block	Amount	% of Total			Portfolio	Block	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	331,351	29,949	301,402	63.6%			325,393	29,011	296,382	64.9%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,689	—	1,689	0.4%			1,705	—	1,705	0.4%
Private, available-for-sale, at fair value	68,829	12,298	56,531	11.9%			65,115	12,365	52,750	11.6%
Private, held-to-maturity, at amortized cost, net of allowance (1)	212	—	212	0.1%			228	—	228	0.1%
Fixed maturities, trading, at fair value	3,246	257	2,989	0.6%			2,723	256	2,467	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	23,961	—	23,961	5.1%			21,597	—	21,597	4.7%
Equity securities, at fair value	6,369	2,074	4,295	0.9%			6,831	2,245	4,586	1.0%
Commercial mortgage and other loans, at book value, net of allowance	63,605	8,419	55,186	11.7%			63,300	8,629	54,671	12.0%
Policy loans, at outstanding balance	11,502	4,106	7,396	1.6%			12,096	4,264	7,832	1.7%
Other invested assets, net of allowance (2)	13,429	3,418	10,011	2.1%			12,544	3,334	9,210	2.0%
Short-term investments, net of allowance	9,979	79	9,900	2.0%			5,450	227	5,223	1.1%
Subtotal (3)	534,172	60,600	473,572	100.0%			516,982	60,331	456,651	100.0%
Invested assets of other entities and operations (4)	6,881	—	6,881				5,778	—	5,778
Total investments	541,053	60,600	480,453				522,760	60,331	462,429

Fixed Maturities by Credit Quality (3)(5):	September 30, 2020						December 31, 2019
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	212,612	39,930	378	—	252,164	83.7%	221,567	35,494	232	256,829	86.1%
2	34,277	5,657	119	—	39,815	13.2%	28,317	3,485	81	31,721	10.6%
Subtotal - High or Highest Quality Securities	246,889	45,587	497	—	291,979	96.9%	249,884	38,979	313	288,550	96.7%
3	5,584	402	198	—	5,788	1.9%	5,337	637	49	5,925	2.0%
4	2,470	102	107	2	2,463	0.8%	2,659	191	57	2,793	0.9%
5	876	73	52	12	885	0.3%	830	176	66	940	0.3%
6	361	38	38	74	287	0.1%	223	27	16	234	0.1%
Subtotal - Other Securities	9,291	615	395	88	9,423	3.1%	9,049	1,031	188	9,892	3.3%
Total	256,180	46,202	892	88	301,402	100.0%	258,933	40,010	501	298,442	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	12,172	1,331	58	—	13,445	23.8%	12,215	780	55	12,940	24.3%
2	31,664	2,759	257	—	34,166	60.4%	30,987	1,731	303	32,415	61.2%
Subtotal - High or Highest Quality Securities	43,836	4,090	315	—	47,611	84.2%	43,202	2,511	358	45,355	85.5%
3	5,705	271	74	10	5,892	10.4%	4,696	217	44	4,869	9.2%
4	2,465	45	79	17	2,414	4.3%	2,255	57	41	2,271	4.3%
5	608	21	34	10	585	1.0%	450	20	17	453	0.9%
6	30	3	—	4	29	0.1%	41	4	1	44	0.1%
Subtotal - Other Securities	8,808	340	187	41	8,920	15.8%	7,442	298	103	7,637	14.5%
Total	52,644	4,430	502	41	56,531	100.0%	50,644	2,809	461	52,992	100.0%
__________
(1) On an amortized cost basis, net of allowance, as of September 30, 2020, includes $1,498 million (fair value, $1,821 million) and $212 million (fair value, $226 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $191 million (fair value, $217 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading. Effective January 1, 2020, fixed maturities securities classified as held-to-maturity are excluded.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of September 30, 2020 and December 31, 2019, 750 securities with amortized cost of $3,551 million (fair value $3,639 million) and 796 securities with amortized cost of $3,073 million (fair value $3,130 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	September 30, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	150,762	73.6%	142,220	73.6%
Public, held-to-maturity, at amortized cost, net of allowance	1,689	0.8%	1,705	0.9%
Private, available-for-sale, at fair value	20,576	10.1%	19,189	10.0%
Private, held-to-maturity, at amortized cost, net of allowance	212	0.1%	228	0.1%
Fixed maturities, trading, at fair value	513	0.3%	492	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	2,846	1.4%	2,777	1.4%
Equity securities, at fair value	2,010	1.0%	2,185	1.1%
Commercial mortgage and other loans, at book value, net of allowance	19,505	9.5%	19,138	9.9%
Policy loans, at outstanding balance	3,291	1.6%	2,859	1.5%
Other invested assets (3)	2,870	1.4%	2,187	1.1%
Short-term investments	432	0.2%	165	0.1%
Total	204,706	100.0%	193,145	100.0%

	September 30, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	150,640	56.0%	154,162	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	35,955	13.4%	33,561	12.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	2,476	0.9%	1,975	0.8%
Assets supporting experience-rated contractholder liabilities, at fair value	21,115	7.8%	18,820	7.1%
Equity securities, at fair value	2,285	0.9%	2,401	0.9%
Commercial mortgage and other loans, at book value, net of allowance	35,681	13.3%	35,533	13.5%
Policy loans, at outstanding balance	4,105	1.5%	4,973	1.9%
Other invested assets, net of allowance (3)	7,141	2.7%	7,023	2.7%
Short-term investments, net of allowance	9,468	3.5%	5,058	1.9%
Total	268,866	100.0%	263,506	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended September 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.74%	2,845	312	3.83%	2,882	192
Equity securities	2.34%	25	—	2.56%	27	—
Commercial mortgage and other loans	3.84%	469	2	4.10%	479	6
Policy loans	4.37%	84	—	4.88%	94	—
Short-term investments and cash equivalents	0.48%	29	(3)	2.61%	107	—
Gross investment income before investment expenses	3.55%	3,452	311	3.82%	3,589	198
Investment expenses	-0.14%	(125)	—	-0.14%	(173)	—
Subtotal	3.41%	3,327	311	3.68%	3,416	198
Other investments (3)		223	(413)		161	261
Investment results of other entities and operations (4)		314	5		271	44
Less, investment income related to adjusted operating income reconciling items		(239)			(277)
Total		3,625	(97)		3,571	503

	Nine Months Ended September 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.76%	8,490	449	3.85%	8,509	505
Equity securities	2.68%	85	—	2.72%	83	—
Commercial mortgage and other loans	3.95%	1,431	5	4.09%	1,398	(6)
Policy loans	4.59%	264	—	4.81%	272	—
Short-term investments and cash equivalents	0.93%	170	6	2.77%	310	1
Gross investment income before investment expenses	3.61%	10,440	460	3.84%	10,572	500
Investment expenses	-0.14%	(396)	—	-0.14%	(521)	—
Subtotal	3.47%	10,044	460	3.70%	10,051	500
Other investments (3)		294	(3,010)		434	(1,203)
Investment results of other entities and operations (4)		858	120		832	(1)
Less, investment income related to adjusted operating income reconciling items		(745)			(803)
Total		10,451	(2,430)		10,514	(704)
__________

(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended September 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.80%	986	124	2.87%	983	174
Equity securities	1.17%	6	—	1.25%	7	—
Commercial mortgage and other loans	3.75%	181	—	4.11%	190	(1)
Policy loans	3.02%	24	—	3.94%	28	—
Short-term investments and cash equivalents	0.43%	2	—	4.82%	7	—
Gross investment income before investment expenses	2.87%	1,199	124	3.02%	1,215	173
Investment expenses	-0.14%	(60)	—	-0.14%	(72)	—
Subtotal	2.73%	1,139	124	2.88%	1,143	173
Other investments (2)		85	(98)		34	238
Total		1,224	26		1,177	411

	Nine Months Ended September 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.79%	2,884	351	2.86%	2,875	500
Equity securities	3.05%	45	—	2.72%	41	—
Commercial mortgage and other loans	3.87%	550	3	3.97%	529	1
Policy loans	3.42%	78	—	3.91%	80	—
Short-term investments and cash equivalents	0.95%	12	1	4.23%	21	—
Gross investment income before investment expenses	2.91%	3,569	355	3.01%	3,546	501
Investment expenses	-0.14%	(184)	—	-0.14%	(211)	—
Subtotal	2.77%	3,385	355	2.87%	3,335	501
Other investments (2)		137	722		137	607
Total		3,522	1,077		3,472	1,108
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended September 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.55%	1,859	188	4.63%	1,899	18
Equity securities	3.32%	19	—	3.83%	20	—
Commercial mortgage and other loans	3.89%	288	2	4.09%	289	7
Policy loans	5.35%	60	—	5.43%	66	—
Short-term investments and cash equivalents	0.48%	27	(3)	2.53%	100	—
Gross investment income before investment expenses	4.06%	2,253	187	4.41%	2,374	25
Investment expenses	-0.14%	(65)	—	-0.14%	(101)	—
Subtotal	3.92%	2,188	187	4.27%	2,273	25
Other investments (3)		138	(315)		127	23
Total		2,326	(128)		2,400	48

	Nine Months Ended September 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.58%	5,606	98	4.67%	5,634	5
Equity securities	2.36%	40	—	2.72%	42	—
Commercial mortgage and other loans	4.00%	881	2	4.17%	869	(7)
Policy loans	5.36%	186	—	5.33%	192	—
Short-term investments and cash equivalents	0.92%	158	5	2.71%	289	1
Gross investment income before investment expenses	4.13%	6,871	105	4.47%	7,026	(1)
Investment expenses	-0.14%	(212)	—	-0.14%	(310)	—
Subtotal	3.99%	6,659	105	4.33%	6,716	(1)
Other investments (3)		157	(3,732)		297	(1,810)
Total		6,816	(3,627)		7,013	(1,811)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2020								Three Months Ended September 30, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	6,631	—	—	459	392	—	—	7,482	5,960	—	—	510	467	—	6,937
Policy charges and fee income	1,461	(40)	12	—	31	—	—	1,464	1,520	(62)	16	—	45	—	1,519
Net investment income	3,625	(10)	—	582	249	—	—	4,446	3,571	(8)	—	590	285	—	4,438
Realized investment gains (losses), net	73	(81)	(70)	18	(19)	—	—	(79)	127	334	(83)	350	125	—	853
Asset management fees, commissions and other income	1,546	483	—	242	(142)	(17)	—	2,112	1,195	165	—	32	6	(40)	1,358
Total revenues	13,336	352	(58)	1,301	511	(17)	—	15,425	12,373	429	(67)	1,482	928	(40)	15,105
Benefits and Expenses:
Insurance and annuity benefits	7,205	(88)	66	1,174	509	—	—	8,866	6,386	(46)	150	1,309	590	—	8,389
Interest credited to policyholders' account balances	919	189	(2)	32	13	—	—	1,151	974	77	7	33	15	—	1,106
Interest expense	400	—	—	—	1	—	—	401	377	—	—	3	1	—	381
Deferral of acquisition costs	(695)	—	—	—	(25)	—	—	(720)	(698)	—	—	—	(48)	—	(746)
Amortization of acquisition costs	485	106	15	7	25	—	—	638	498	(18)	70	7	34	—	591
General and administrative expenses	3,459	(8)	(3)	80	120	(18)	12	3,642	3,254	177	20	85	129	(6)	3,659
Total benefits and expenses	11,773	199	76	1,293	643	(18)	12	13,978	10,791	190	247	1,437	721	(6)	13,380

	Nine Months Ended September 30, 2020								Nine Months Ended September 30, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	20,113	—	—	1,457	1,269	—	—	22,839	19,910	—	—	1,618	1,444	—	22,972
Policy charges and fee income	4,447	(121)	32	—	118	—	—	4,476	4,500	(187)	24	—	126	—	4,463
Net investment income	10,451	(26)	—	1,638	771	—	—	12,834	10,514	(27)	—	1,727	830	—	13,044
Realized investment gains (losses), net	211	(2,463)	(438)	266	260	—	—	(2,164)	246	(1,127)	(98)	455	275	—	(249)
Asset management fees, commissions and other income	3,851	199	—	(43)	(1,007)	(86)	105	3,019	3,822	1,148	—	357	138	(111)	5,354
Total revenues	39,073	(2,411)	(406)	3,318	1,411	(86)	105	41,004	38,992	(193)	(74)	4,157	2,813	(111)	45,584
Benefits and Expenses:
Insurance and annuity benefits	21,698	40	323	2,968	1,747	—	—	26,776	20,917	—	256	3,765	1,780	—	26,718
Interest credited to policyholders' account balances	2,786	413	43	96	37	—	—	3,375	2,857	723	7	97	45	—	3,729
Interest expense	1,184	—	—	1	2	—	—	1,187	1,155	—	—	6	3	—	1,164
Deferral of acquisition costs	(1,945)	—	—	—	(139)	—	—	(2,084)	(2,080)	—	—	—	(141)	—	(2,221)
Amortization of acquisition costs	1,602	(38)	208	20	90	—	—	1,882	1,712	(179)	152	23	100	—	1,808
General and administrative expenses	10,119	273	36	248	399	(24)	40	11,091	9,719	294	26	261	385	(40)	10,645
Total benefits and expenses	35,444	688	610	3,333	2,136	(24)	40	42,227	34,280	838	441	4,152	2,172	(40)	41,843

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.
(4) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2019								Three Months Ended March 31, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)

Revenues:
Premiums	10,162	—	—	589	479	—	—	11,230	6,748	—	—	480	436	—	—	7,664
Policy charges and fee income	1,542	(65)	(4)	—	42	—	—	1,515	1,477	(61)	23	—	50	—	—	1,489
Net investment income	3,674	(9)	—	596	280	—	—	4,541	3,407	(8)	—	545	258	—	—	4,202
Realized investment gains (losses), net	52	(230)	(1)	66	(97)	—	—	(210)	249	1,243	(357)	256	276	—	—	1,667
Asset management fees, commissions and other income	1,451	359	—	234	143	(35)	(5)	2,147	927	(1,599)	—	(604)	(328)	(12)	58	(1,558)
Total revenues	16,881	55	(5)	1,485	847	(35)	(5)	19,223	12,808	(425)	(334)	677	692	(12)	58	13,464
Benefits and Expenses:
Insurance and annuity benefits	10,659	(136)	(65)	1,329	589	—	—	12,376	7,189	181	371	553	635	—	—	8,929
Interest credited to policyholders' account balances	972	132	(3)	33	17	—	—	1,151	940	(630)	39	32	11	—	—	392
Interest expense	385	—	—	1	1	—	—	387	387	—	—	1	1	—	—	389
Deferral of acquisition costs	(680)	—	—	—	(64)	—	—	(744)	(688)	—	—	—	(52)	—	—	(740)
Amortization of acquisition costs	499	(2)	(13)	6	34	—	—	524	548	208	157	7	37	—	—	957
General and administrative expenses	3,907	(12)	10	85	155	(2)	42	4,185	3,295	319	37	85	129	(3)	13	3,875
Total benefits and expenses	15,742	(18)	(71)	1,454	732	(2)	42	17,879	11,671	78	604	678	761	(3)	13	13,802

	Three Months Ended June 30, 2020
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)

Revenues:
Premiums	6,734	—	—	518	441	—	—	7,693
Policy charges and fee income	1,509	(20)	(3)	—	37	—	—	1,523
Net investment income	3,419	(8)	—	511	264	—	—	4,186
Realized investment gains (losses), net	(111)	(3,625)	(11)	(8)	3	—	—	(3,752)
Asset management fees, commissions and other income	1,378	1,315	—	319	(537)	(57)	47	2,465
Total revenues	12,929	(2,338)	(14)	1,340	208	(57)	47	12,115
Benefits and Expenses:
Insurance and annuity benefits	7,304	(53)	(114)	1,241	603	—	—	8,981
Interest credited to policyholders' account balances	927	854	6	32	13	—	—	1,832
Interest expense	397	—	—	—	—	—	—	397
Deferral of acquisition costs	(562)	—	—	—	(62)	—	—	(624)
Amortization of acquisition costs	569	(352)	36	6	28	—	—	287
General and administrative expenses	3,365	(38)	2	83	150	(3)	15	3,574
Total benefits and expenses	12,000	411	(70)	1,362	732	(3)	15	14,447
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.
(4) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income beginning with the second quarter of 2019, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Management:
Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:
Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:
The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:
Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:
Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

17. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, co- and seed investment results, and commercial mortgage revenues.

25. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay interest and usually has a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds, agricultural debt and equity and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class balancing equity and fixed income funds and target date funds.

26. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

28. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

30. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2020

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of November 3, 2020
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of November 3, 2020

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.